SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549
                    FORM 8-K
           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (date of earliest event reported): August 20, 1999

BANC ONE HELOC TRUST 1999-1
   (Exact name of registrant as specified in its charter)

 United States       		333-59845-01 	 	   36-7282500
 (State or Other 	(Commission File	(I.R.S Employer
Jurisdiction of  	 Number)		Identification
Incorporation					Number)

c/o Bank One, National Association
Corporate Trust Services Division - 1 N. State Street,
9th Floor
Chicago IL
(Address of Principal Executive Offices)

60670
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1999-1, a Trust created pursuant to the Pooling Agreement, dated May 31, 1999, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated August 20, 1999.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date August 20, 1999.
		     Principal		Interest		  Ending Balance
Cede & Co.	$6,459,711.25	      $2,317,423.79  	$ 488,246,505.10


B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated August 20, 1999
Statement to Certificateholders (Page 1 of 2)
Distribution Date:	8/20/99
	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	(PER $1000 ORIGINAL PRINCIPAL AMOUNT)
A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
	Investor Certificate Interest Distributed  			4.634848
	Investor Certificate Interest Shortfall Distributed  		0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall  	0.000000
	Managed Amortization Period ? (Yes=1; No=0)			1
	Investors Certificate Principal Distributed			12.919422
	Principal Distribution Amount 					10.687753
	Maximum Principal Payment					41.233689
	Alternative Principal Payment					10.687753
	Principal Collections less Additional Balances			10.687753
	Investor Loss Amount Distributed to Investors  			0.006604
	Accelerated Principal Distribution Amount			2.225065
	Credit Enhancement Draw Amount					0.00
	Total Amount Distributed to Certificateholders (P & I) 		17.554270
B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
	Beginning Investor Certificate Balance  	"494,706,216.34 "
	Ending Investor Certificate Balance		"488,246,505.10 "
	Beginning Invested Amount			"495,164,975.00 "
	Ending Invested Amount				"489,817,796.13 "
	Investor Certificateholder Floating Allocation Percentage	97.9806%
	Pool Factor					0.9764930
	Liquidation Loss Amount for Liquidated Loans   "3,370.22 "
	Unreimbursed Liquidation Loss Amount		0.00
C.	POOL INFORMATION
	Beginning Pool Balance  "505,370,172.95 "
	Ending Pool Balance	"500,022,926.02 "
	Servicing Fee		"210,570.91 "
D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate	5.4400000%
	LIBOR Rate			5.1800000%
	Maximum Rate			8.220258%

E.	DELINQUENCY & REO STATUS
	Delinquent 30-59 days
		No. of Accounts	76
		Trust Balances	1,905,357.00
	Delinquent 60-89 days
		No. of Accounts	10
		Trust Balances	166,256.00
	Delinquent 90+ days
		No. of Accounts	0
		Trust Balances	0.00
	Delinquent 9+ Months
		No. of Accounts	0
		Trust Balances	0.00
	REO
	   	No. of Accounts	0
	   	Trust Balances	0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:			8/20/99


	"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is true
	 and correct this 17th day of August, 2000"
	     Bank One, N.A.  as Servicer


	       _/s/Tracie Klein______________

	       Tracie Klein											       First Vice President
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1999-1

By  __/s/Keith Richardson__________________
Name:	Keith Richardson
Dated September 12, 2000